                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

         End of Period Collection Account Balance as of Prior Payment Date:                                               387,752.91
         Available Funds:
               Contract Payments due and received in this period                                                        7,820,148.06
               Contract Payments due in prior period(s) and received in this period                                       806,459.20
               Contract Payments received in this period for next period                                                  249,021.87
               Sales, Use and Property Tax, Maintenance, Late Charges                                                     255,401.66
               Prepayment Amounts related to early termination in this period                                           1,886,945.99
               Servicer Advance                                                                                           849,732.84
               Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
               Transfer from Reserve Account                                                                                8,831.37
               Interest earned on Collection Account                                                                       15,852.55
               Interest earned on Affiliated Account                                                                        1,287.25
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                      0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                  (Substituted contract < Predecessor contract)                                                                 0.00
               Amounts paid under insurance policies                                                                            0.00
               Any other amounts                                                                                                0.00

                                                                                                                     ---------------
         Total Available Funds                                                                                         12,281,433.70
         Less: Amounts to be Retained in Collection Account                                                               540,508.13
                                                                                                                     ---------------
         AMOUNT TO BE DISTRIBUTED                                                                                      11,740,925.57
                                                                                                                     ===============


         DISTRIBUTION OF FUNDS:
               1. To Trustee -  Fees                                                                                            0.00
               2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              806,459.20
               3. To Bank of America Derivative Settlement                                                                411,300.63
               4. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                     a) Class A1 Principal and Interest                                                                 7,686,068.44
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                               130,130.00
                     a) Class A3 Principal (distributed after A2 Note matures) and Interest                               368,526.04
                     a) Class A4 Principal (distributed after A3 Note matures) and Interest                               291,337.50
                     b) Class B Principal and Interest                                                                    153,117.22
                     c) Class C Principal and Interest                                                                    311,725.47
                     d) Class D Principal and Interest                                                                    208,689.54
                     e) Class E Principal and Interest                                                                    285,784.93

               5. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
               6. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                     a) Residual Interest (Provided no Restricting or Amortization Event in effect)                       291,433.49
                     b) Residual Principal (Provided no Restricting or Amortization Event in effect)                      260,727.62
                     c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)             8,831.37
               7. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              272,541.46
               8. To Servicer, Servicing Fee and other Servicing Compensations                                            254,252.66
                                                                                                                     ---------------
         TOTAL FUNDS DISTRIBUTED                                                                                       11,740,925.57
                                                                                                                     ===============

                                                                                                                     ---------------
         End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
            (if any)}                                                                                                     540,508.13
                                                                                                                     ===============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                    $  6,443,748.69
         - Add Investment Earnings                                                                                          8,831.37
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
         - Less Distribution to Certificate Account                                                                         8,831.37
                                                                                                                     ---------------
End of period balance                                                                                                $  6,443,748.69
                                                                                                                     ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $  6,443,748.69
                                                                                                                     ===============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                  Pool A                                                                            272,278,889.66
                  Pool B                                                                             85,713,879.66
                                                                                                   ---------------
                                                                                                                      357,992,769.32

Class A Overdue Interest, if any                                                                              0.00
Class A Monthly Interest - Pool A                                                                       629,923.49
Class A Monthly Interest - Pool B                                                                       198,301.04

Class A Overdue Principal, if any                                                                             0.00
Class A Monthly Principal - Pool A                                                                    4,196,398.40
Class A Monthly Principal - Pool B                                                                    3,451,439.05
                                                                                                   ---------------
                                                                                                                        7,647,837.45

Ending Principal Balance of the Class A Notes

                  Pool A                                                                            268,082,491.26
                  Pool B                                                                             82,262,440.61
                                                                                                   ---------------   ---------------
                                                                                                                      350,344,931.87
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $400,172,000     Original Face $400,172,000       Balance Factor
$         2.069671             $                19.111376             87.548587%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                  Class A1                                                                           22,392,769.32
                  Class A2                                                                           54,600,000.00
                  Class A3a                                                                         204,500,000.00
                  Class A3b                                                                          76,500,000.00
                                                                                                   ---------------

Class A Monthly Interest                                                                                              357,992,769.32
                  Class A1 (Actual Number Days/360)                                                      38,230.99
                  Class A2                                                                              130,130.00
                  Class A3a                                                                             368,526.04
                  Class A3b                                                                             291,337.50
                                                                                                   ---------------

Class A Monthly Principal

                  Class A1                                                                            7,647,837.45
                  Class A2                                                                                    0.00
                  Class A3a                                                                                   0.00
                  Class A3b                                                                                   0.00
                                                                                                   ---------------
                                                                                                                        7,647,837.45

Ending Principal Balance of the Class A Notes

                  Class A1                                                                           14,744,931.87
                  Class A2                                                                           54,600,000.00
                  Class A3a                                                                         204,500,000.00
                  Class A3b                                                                          76,500,000.00

                                                                                                   ---------------   ---------------
                                                                                                                      350,344,931.87
                                                                                                                     ===============

Class A1

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $64,572,000      Original Face $64,572,000        Balance Factor
$         0.592068             $              118.438912              22.834869%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002

V.    CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                               Pool A                                                                 4,640,359.72
                               Pool B                                                                 1,460,793.51
                                                                                                   ---------------
                                                                                                                        6,101,153.23

         Class B Overdue Interest, if any                                                                     0.00
         Class B Monthly Interest - Pool A                                                               17,324.01
         Class B Monthly Interest - Pool B                                                                5,453.63
         Class B Overdue Principal, if any                                                                    0.00
         Class B Monthly Principal - Pool A                                                              71,517.84
         Class B Monthly Principal - Pool B                                                              58,821.74
                                                                                                   ---------------
                                                                                                                          130,339.58

         Ending Principal Balance of the Class B Notes
                               Pool A                                                                 4,568,841.88
                               Pool B                                                                 1,401,971.77
                                                                                                   ---------------   ---------------
                                                                                                                        5,970,813.65
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $6,820,000       Original Face $6,820,000         Balance Factor
$         3.339830             $               19.111375              87.548587%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes
                               Pool A                                                                 9,280,719.43
                               Pool B                                                                 2,921,587.01
                                                                                                   ---------------
                                                                                                                       12,202,306.44

         Class C Overdue Interest, if any                                                                     0.00
         Class C Monthly Interest - Pool A                                                               38,824.34
         Class C Monthly Interest - Pool B                                                               12,221.97
         Class C Overdue Principal, if any                                                                    0.00
         Class C Monthly Principal - Pool A                                                             143,035.68
         Class C Monthly Principal - Pool B                                                             117,643.48
                                                                                                   ---------------
                                                                                                                          260,679.16

         Ending Principal Balance of the Class C Notes
                               Pool A                                                                 9,137,683.75
                               Pool B                                                                 2,803,943.53
                                                                                                   ---------------   ---------------
                                                                                                                       11,941,627.28
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $13,640,000      Original Face $13,640,000        Balance Factor
$         3.742398             $               19.111375              87.548587%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


VII.  CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                               Pool A                                                                 6,184,878.27
                               Pool B                                                                 1,947,010.70
                                                                                                   ---------------
                                                                                                                        8,131,888.97

         Class D Overdue Interest, if any                                                                     0.00
         Class D Monthly Interest - Pool A                                                               26,594.98
         Class D Monthly Interest - Pool B                                                                8,372.15
         Class D Overdue Principal, if any                                                                    0.00
         Class D Monthly Principal - Pool A                                                              95,322.17
         Class D Monthly Principal - Pool B                                                              78,400.24
                                                                                                   ---------------
                                                                                                                          173,722.41

         Ending Principal Balance of the Class D Notes
                               Pool A                                                                 6,089,556.10
                               Pool B                                                                 1,868,610.46
                                                                                                   ---------------   ---------------
                                                                                                                        7,958,166.56
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $9,090,000       Original Face $9,090,000         Balance Factor
$         3.846769             $               19.111376              87.548587%
--------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes
                               Pool A                                                                 7,736,200.87
                               Pool B                                                                 2,435,369.82
                                                                                                   ---------------
                                                                                                                       10,171,570.69

         Class E Overdue Interest, if any                                                                     0.00
         Class E Monthly Interest - Pool A                                                               52,090.42
         Class E Monthly Interest - Pool B                                                               16,398.16
         Class E Overdue Principal, if any                                                                    0.00
         Class E Monthly Principal - Pool A                                                             119,231.36
         Class E Monthly Principal - Pool B                                                              98,064.99
                                                                                                   ---------------
                                                                                                                          217,296.35

         Ending Principal Balance of the Class E Notes
                               Pool A                                                                 7,616,969.51
                               Pool B                                                                 2,337,304.83
                                                                                                   ---------------   ---------------
                                                                                                                        9,954,274.34
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $11,370,000      Original Face $11,370,000        Balance Factor
$         6.023622             $               19.111376              87.548587%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                               Pool A                                                                 9,282,444.73
                               Pool B                                                                 2,922,130.13
                                                                                                   ---------------
                                                                                                                       12,204,574.86

         Residual Interest - Pool A                                                                     249,982.89
         Residual Interest - Pool B                                                                      41,450.60
         Residual Principal - Pool A                                                                    143,062.27
         Residual Principal - Pool B                                                                    117,665.35
                                                                                                   ---------------
                                                                                                                          260,727.62

         Ending Residual Principal Balance
                               Pool A                                                                 9,139,382.46
                               Pool B                                                                 2,804,464.78
                                                                                                   ---------------   ---------------
                                                                                                                       11,943,847.24
                                                                                                                     ===============


X.   PAYMENT TO SERVICER
         - Collection period Servicer Fee                                                                                 254,252.66
         - Servicer Advances reimbursement                                                                                806,459.20
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                272,541.46
                                                                                                                     ---------------
         Total amounts due to Servicer                                                                                  1,333,253.32
                                                                                                                     ===============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                309,403,492.67

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               4,768,567.71
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                   304,634,924.96
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                            4,249,628.54

            - Principal portion of Prepayment Amounts                                                   518,939.17

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                         0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                              0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                       0.00

                                                                                                   ---------------
                               Total Decline in Aggregate Discounted Contract Balance                 4,768,567.71
                                                                                                   ===============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 97,400,770.85

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               3,922,034.86
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                    93,478,735.99
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           2,562,543.59

            - Principal portion of Prepayment Amounts                                                 1,359,491.27

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                         0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                              0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                       0.00

                                                                                                   ---------------
                               Total Decline in Aggregate Discounted Contract Balance                 3,922,034.86
                                                                                                   ===============
                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     398,113,660.95
                                                                                                                     ===============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                   Predecessor
                                                                       Discounted                  Predecessor    Discounted
         Lease #     Lessee Name                                       Present Value               Lease #        Present Value
         -------------------------------------------------             -------------               -----------    -----------------
         3446-004    Bethesda Regional Cancer Treatment                $  657,993.20               2879-002         $    438,601.04
         3446-005    Bethesda Regional Cancer Treatment                $  806,918.85               3220-002         $  2,998,755.95
         3446-006    Bethesda Regional Cancer Treatment                $1,496,057.34
         3446-007    Bethesda Regional Cancer Treatment                $  437,159.27
                     Cash                                              $   39,228.33







                                                                       -------------                              -----------------
                                                          Totals:      $3,437,356.99                                $  3,437,356.99

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $  3,437,356.99
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $336,802,716.30
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      1.02%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES           NO   X
                                                              -----        -----


         POOL B                                                                                                   Predecessor
                                                                       Discounted                  Predecessor    Discounted
         Lease #     Lessee Name                                       Present Value               Lease #        Present Value
         -------------------------------------------------             -------------               -----------    -----------------
                     NONE

                                                                       -------------                              -----------------
                                                          Totals:              $0.00                                $          0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $          0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                          $117,931,819.40
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                        0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES           NO   X
                                                              -----        -----

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                                  Predecessor
                                                                       Discounted                  Predecessor    Discounted
         Lease #     Lessee Name                                       Present Value               Lease #        Present Value
         -------------------------------------------------             -------------               -----------    -----------------
                     NONE                                                                                           $          0.00




                                                                       -------------                              -----------------
                                                          Totals:              $0.00                                $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                       0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $336,802,716.30
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES           NO   X
                                                              -----        -----


         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                       Discounted                  Predecessor    Discounted
         Lease #     Lessee Name                                       Present Value               Lease #        Present Value
         -------------------------------------------------             -------------               -----------    -----------------
                     None

                                                                       -------------                              -----------------
                                                          Totals:              $0.00                                $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $          0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                          $117,931,819.40
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES           NO   X
                                                              -----        -----

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


XV.   POOL PERFORMANCE MEASUREMENTS

1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                      TOTAL OUTSTANDING CONTRACTS
      This Month                         9,419,129.18     This Month                       398,113,660.95
      1 Month Prior                      5,753,095.51     1 Month Prior                    406,804,263.52
      2 Months Prior                     5,694,060.79     2 Months Prior                   433,625,800.71

      Total                             20,866,285.48     Total                          1,238,543,725.18

      A) 3 MONTH AVERAGE                 6,955,428.49     B) 3 MONTH AVERAGE               412,847,908.39

      c) a/b                                    1.68%

2.    Does a Delinquency Condition Exist (1c > 6% )?                                               Yes               No      X
                                                                                                       -----------      -----------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                        Yes               No      X
                                                                                                       -----------      -----------
      B. An Indenture Event of Default has occurred and is then continuing?                        Yes               No      X
                                                                                                       -----------      -----------

4.    Has a Servicer Event of Default occurred?                                                    Yes               No      X
                                                                                                       -----------      -----------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                             Yes               No      X
                                                                                                       -----------      -----------
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
           not remedied within 90 days?                                                            Yes               No      X
                                                                                                       -----------      -----------
      C. As of any Determination date, the sum of all defaulted contracts since the Closing date
           exceeds 6% of the ADCB on the Closing Date?                                             Yes               No      X
                                                                                                       -----------      -----------


6.    Aggregate Discounted Contract Balance at Closing Date                                        Balance $ 454,734,535.69
                                                                                                           ----------------

      DELINQUENT LEASE SUMMARY

            Days Past Due          Current Pool Balance           # Leases
            -------------          --------------------           --------
                  31 - 60                 12,776,734.16                 37
                  61 - 90                  1,593,141.19                 17
                 91 - 180                  9,419,129.18                 22